EXECUTION COPY

                                  $110,000,000

                     ROLLER BEARING COMPANY OF AMERICA, INC.

                    9-5/8% Senior Subordinated Notes Due 2007

                               PURCHASE AGREEMENT

                                                                   June 17, 1997

Credit Suisse First Boston Corporation
    Eleven Madison Avenue
        New York, N.Y. 10010

Ladies and Gentlemen:

            1. Introductory. Roller Bearing Company of America, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Credit Suisse First Boston Corporation (the "Initial Purchaser") U.S.$110,000,000 principal amount of its 9-5/8% Senior Subordinated Notes Due 2007 (the "Offered Securities") to be unconditionally guaranteed (the "Guaranty"), jointly and severally, on a senior subordinated basis by Industrial Tectonics Bearings Corporation, RBC Linear Precision Products, Inc. and RBC Nice Bearings, Inc. (collectively, the "Subsidiary Guarantors"). The Offered Securities are to be issued under an Indenture dated as of June 15, 1997 (the "Indenture") between the Company, the Subsidiary Guarantors and United States Trust Company of New York, as trustee (the "Trustee").

      The Offered Securities are being offered and sold in connection with the consummation of the transactions
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contemplated by the Redemption and Warrant Purchase Agreement dated as of May
20, 1997 (the "Recapitalization Agreement"), among Roller Bearing Holding Company, Inc. ("Holdings") and certain of its security holders. To finance the Recapitalization, the Company will enter into senior credit facilities and will issue the Offered Securities, Holdings will issue units (the "Units") consisting of its senior secured discount debentures and warrants to purchase its common stock.

      Holders (including subsequent transferees) of the Offered Securities will have the registration rights set forth in a registration rights agreement of even date herewith among the Company, the Subsidiary Guarantors and the Initial Purchaser (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "Commission") (i) a registration statement under the United States Securities Act of 1933 (the "Securities Act"), registering an issue of a series of senior subordinated notes (the "Exchange Securities") identical in all material respects to the Offered Securities (except that the Exchange Securities will not contain terms with respect to transfer restrictions) to be offered in exchange for the Offered Securities and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Securities Act.

      This Agreement, the Indenture and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents".

      The Company and the Subsidiary Guarantors hereby agree with the Initial Purchaser as follows:

            2. Representations and Warranties of the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors, jointly and severally, represent and warrant to, and agree with, the Initial Purchaser that:
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            (a) A preliminary offering circular, dated May 30, 1997 (the
"Preliminary Offering Circular"), and an offering circular, dated June 17, 1997 (the "Offering Circular"), relating to the Offered Securities to be offered by the Initial Purchaser have been prepared by the Company. Such Preliminary Offering Circular and Offering Circular are hereinafter collectively referred to as the "Offering Document". As of their respective dates and, in the case of the Offering Circular, as of the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except for such misstatements or omissions in the Preliminary Offering Circular that were corrected in the Offering Circular. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

            (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a material adverse effect upon the condition (financial or other), results of operations, business affairs or business prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"); and all of the issued and outstanding capital stock of the Company has been duly authorized and issued, is fully paid and nonassessable and is owned by Holdings.
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            (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except for liens incurred in relation to the Company's credit facility with Heller Financial (the "Heller Credit Facility").

            (d) The Indenture has been duly authorized by the Company and the Subsidiary Guarantors; the Offered Securities have been duly authorized by the Company; the Guaranty of the Offered Securities by each Subsidiary Guarantor has been duly authorized by such Subsidiary Guarantor; and when the Offered Securities are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and the Subsidiary Guarantors, such Offered Securities will have been duly executed, authenticated, issued and delivered by the Company and (together with the Guaranty) will conform to the description thereof contained in the Offering Document and the Indenture, such Offered Securities and the Guaranty will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, as the case may be, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability
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relating to or affecting creditors' rights and to general equity principles.

            (e) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and conforms in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement constitutes a valid and legally binding obligation of each of the Company and the Subsidiary Guarantors.

            (f) The Recapitalization Agreement has been duly authorized, executed and delivered by Holdings and conforms in all material respects to the descriptions thereof in the Offering Document. The Recapitalization Agreement constitutes a valid and legally binding obligation of Holdings.

            (g) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offering of the Offered Securities.

            (h) Except as provided in Schedule 2(h), no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents or the Recapitalization Agreement or in connection with the issuance and sale of the Offered Securities by the Company or the Units by Holdings, other than as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder and such as may be required by state securities or blue sky laws in connection with the offer and sale of the Offered Securities, except where failure to obtain such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect or would not
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materially and adversely affect the legal, valid and binding obligations of the
Company under the Operative Documents, the ability of the Company to perform its obligations under any of the Operative Documents or which are otherwise material in the context of the sale of the Offered Securities.

            (i) The execution, delivery and performance of the Operative Documents, the Recapitalization Agreement and the issuance and sale of the Offered Securities and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Holdings, the Company or any subsidiary of the Company or any of their properties, (ii) any agreement or instrument to which Holdings, the Company or any such subsidiary is a party or by which Holdings, the Company or any such subsidiary is bound or to which any of the properties of Holdings, the Company or any such subsidiary is subject or (iii) the charter or by-laws of Holdings, the Company or any such subsidiary; and the Company and the Subsidiary Guarantors have full power and authority to authorize, issue and sell the Offered Securities (and related Guaranty) as contemplated by this Agreement, except, in the case of the clause (i) or (ii), such breaches, violations or defaults that individually or in the aggregate could not be reasonably expected to have a Material Adverse Effect or would not materially and adversely affect the legal, valid and binding obligations of the Company under the Operative Documents, the ability of the Company to perform its obligations under any of the Operative Documents or which are otherwise material in the context of the sale of the Offered Securities.

            (j) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors.
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            (k) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all material real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except for liens incurred in relation to the Heller Credit Facility; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

            (l) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

            (m) Except as disclosed in the Offering Document, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

            (n) Except as disclosed in the Offering Document, the Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, except where the failure to possess or acquire such Intellectual Property Rights could not reasonably be expected to have a Material Adverse Effect, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual
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Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (o) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), or owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (p) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the legal, valid and binding obligations of the Company under the Operative Documents, the ability of the Company to perform its obligations under any of the Operative Documents or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (q) The Company has delivered to the Initial Purchaser true and correct copies of the Recapitalization Agreement in the form as originally executed, and there have been no amendments or waivers thereto or in the exhibits or
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schedules thereto other than those as to which the Initial Purchaser shall have been advised.

            (r) The historical financial statements included in the Offering Document present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

            (s) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (t) Neither the Company nor any Subsidiary Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); neither the Company nor any Subsidiary Guarantor is a closed-end investment company required to be registered, but not registered, thereunder; and nor, after
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giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will any of them be, an "investment company" as defined in the Investment Company Act.

            (u) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities or the Guaranty are listed on any national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934 ("Exchange Act") or quoted in a U.S. automated inter-dealer quotation system.

            (v) Assuming the correctness of the representations and warranties of the Initial Purchaser contained in Section 4, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act; and it is not necessary to qualify an indenture in respect of the Offered Securities or the Guaranty under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (w) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities, the Guaranty or any security of the same class or series as the Offered Securities or the Guaranty (except the Senior Secured Discount Debentures offered by Holdings in connection with the transactions contemplated by the Recapitalization Agreement) or (ii) has offered or will offer or sell the Offered Securities or the Guaranty (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed
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selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Neither the Company nor any Subsidiary Guarantor has entered or will enter into any contractual arrangement with respect to the distribution of the Offered Securities or the Guaranty except for this Agreement and the Registration Rights Agreement.

            3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 96.5% of the principal amount thereof plus accrued interest from June 23, 1997 to the Closing Date (as hereinafter defined), U.S. $110,000,000 principal amount of the Offered Securities.

            The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Initial Purchaser in Federal (same day) funds by wire transfer to an account previously designated to the Initial Purchaser by the Company at a bank acceptable to the Initial Purchaser at the office of McDermott, Will & Emery at 10:00 A.M. (New York Time) on June 23, 1997, or at such other time not later than seven full business days thereafter as the Initial Purchaser and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be
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made available for checking at the office of the Trustee at least 24 hours prior to the Closing Date.

            4. Representations by the Initial Purchaser; Resale by the Initial Purchaser. (a) The Initial Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

            (b) The Initial Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchaser represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Offered Securities and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A"). Accordingly, neither the Initial Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and the Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, the Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice substantially to the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the
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United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

            Terms used in this subsection (b) have the meanings given to them by Regulation S.

            (c) The Initial Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except with the prior written consent of the Company.

            (d) The Initial Purchaser agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            (e) The Initial Purchaser represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or
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disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1995 or is a person to whom such document may otherwise lawfully be issued or passed on.

            (f) This Agreement has been duly authorized, executed and delivered by the Initial Purchaser.

            5. Certain Agreements of the Company. The Company agrees with the Initial Purchaser that:

            (a) The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Initial Purchaser's consent (which consent shall not be unreasonably withheld). If, at any time prior to the completion of the resale of the Offered Securities by the Initial Purchaser, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Initial Purchaser of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. The Initial Purchaser's consent to delivery to offerees or investors of any such amendment or supplement
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shall not constitute a waiver of any of the conditions set forth in Section 6.

            (b) The Company will furnish to the Initial Purchaser copies of the Offering Document and all amendments and supplements to such document, in each case as soon as available and in such quantities as the Initial Purchaser requests, and the Company will furnish to the Initial Purchaser on the date hereof one copy of the Offering Circular which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Initial Purchaser and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

            (c) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Initial Purchaser, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

            (d) During the period of ten years hereafter, the Company will furnish to the Initial Purchaser, (i) as soon as available, a copy of each report or other document furnished to the Commission or mailed to its shareholders and (ii) from time to time, such other information
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concerning the Company as the Initial Purchaser may reasonably request.

            (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Initial Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

            (f) During the period of two years after the Closing Date or, if earlier, until such time as the Offered Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

            (g) During the period of two years after the Closing Date or, if earlier, until such time as the Offered Securities are no longer restricted securities (as defined in Rule 144 under the Securities Act), the Company will not be or become and will not permit any Subsidiary Guarantor to be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and will not be or become and will not permit any Subsidiary Guarantor to be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

            (h) The Company will pay all expenses incidental to the performance of its obligations under the Operative Documents, including (i) the fees and expenses of the Trustee and its professional advisers, (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of the Offered Securities, the Operative Documents, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and (iii) the cost of qualifying the Offered
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Securities for trading in the Private Offerings, Resale and Trading through
Automated Linkages (PORTAL) Market and any expenses incidental thereto. The Company will also pay or reimburse the Initial Purchaser (to the extent incurred by it) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as the Initial Purchaser designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for all travel expenses of the Company's officers and employees and any other expenses of the Initial Purchaser and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Initial Purchaser and for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Initial Purchaser.

            (i) In connection with the offering of the Offered Securities, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

            (j) For a period of 180 days after the date of the Offering
Circular, neither the Company nor any of its subsidiaries will offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by Holdings, the Company or any of its subsidiaries in any transaction involving a public offering or a private placement in connection with intended resale under Rule 144A under the Securities Act and having a
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                                                                              18


maturity of more than three years from the date of issue, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of the Initial Purchaser. Neither Holdings, the Company nor any of its subsidiaries will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

            (k) The Company will use its best efforts to cause the Offered Securities to become eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.

            6. Conditions of the Obligation of the Initial Purchaser. The obligation of the Initial Purchaser to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to the following additional conditions precedent:

            (a) The Initial Purchaser shall have received a letter, dated the date of this Agreement, of Ernst & Young LLP, in agreed form, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and stating to the effect that they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the

Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            (b) The Initial Purchaser shall have received a letter, dated the date of this Agreement, of Arthur Andersen LLP, in agreed form, setting forth the procedures performed with respect to the pro forma financial information set forth in Offering Document and stating to the effect that they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market, or (ii) (A) any change, or any development or event involving a prospective change, in the condition (financial or other), business, assets, operations, properties or results of operations of the Company or its Subsidiaries which, in the judgment of the

Initial Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities, (B) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (C) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (D) any banking moratorium declared by U.S. Federal or New York authorities, or (E) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

            (d) The Initial Purchaser shall have received an opinion, dated the Closing Date, of McDermott, Will & Emery, counsel for the Company and the Subsidiary Guarantors, that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and, based solely on a certificate of the Secretary of State of each of the jurisdictions listed on Exhibit A hereto, the Company is duly qualified to do business as a foreign corporation in each such jurisdiction and is in good standing in each such jurisdiction as of the date specified in such certificate;

                  (ii) Each Subsidiary Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and, based solely on a certificate of the Secretary of State of each of the jurisdictions listed on Exhibit A hereto, each Subsidiary Guarantor is duly qualified to do business as a foreign corporation in each such jurisdiction and is in good standing in each such jurisdiction as of the date specified in such certificate;

                  (iii) The Indenture has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor and constitutes a valid and legally binding obligation of the Company and of each Subsidiary Guarantor, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms, subject to the following qualifications:

                        (A) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and

                        (B) we express no opinion as to: the enforceability of any rights to contribution or indemnification provided for in the Operative Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

                  (iv) The Guaranty has been duly authorized, executed and delivered by each Subsidiary Guarantor.

                  (v) This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor.

                  (vi) The Offered Securities have been duly authorized by the Company and, when authenticated in accordance with the provisions of the Indenture and delivered and paid for pursuant to the terms of this Agreement on the Closing Date, will have been duly executed, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefit of the Indenture, subject to the following qualifications:

                        (A) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and

                        (B) we express no opinion as to: the enforceability of any rights to contribution or indemnification provided for in the Operative Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

                  (vii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and conforms in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement constitutes a valid and legally binding obligation of each of the Company and the Subsidiary Guarantors, enforceable against the Company and each Subsidiary Guarantor in accordance with its terms, subject to the following qualifications:

                        (A) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and

                        (B) we express no opinion as to: the enforceability of any rights to contribution or indemnification provided for in the Operative Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

                  (viii) The Recapitalization Agreement has been duly authorized, executed and delivered by Holdings and conforms in all material respects to the descriptions thereof in the Offering Document.

                  (ix) The Offered Securities and the Guaranty conform in all material respects to the description thereof contained in the Offering Document.

                  (x) To the best of such counsel's knowledge, no consent, approval authorization, or order of, or filing with, any governmental agency or body or any court, which has not been obtained or taken and is not in full force and effect and which is, in the experience of such counsel, normally applicable to transactions of the type contemplated by the Operative Documents, is required for the consummation of the transactions contemplated by the Operative Documents or in connection with the issuance and sale of the Offered Securities (including the Guaranty) by the Company or the Subsidiary Guarantors, other than (A) as may be required under the Securities Act and the Rules and Regulations of the Commission thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereunder, (B) such as may be required by state securities or blue sky laws in connection with the offer and sale of the Offered Securities and (C) filings required under the New Jersey Industrial Site Recovery Act and the Connecticut Transfer Act.

                  (xi) The execution, delivery and performance of the Operative Documents and the issuance and sale of the Offered Securities and compliance by the Company and the Subsidiary Guarantors with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties which is, in the experience of such counsel, normally applicable to transactions of the type contemplated by the Operative Documents, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such Subsidiary Guarantor is subject that is set forth in the officer's certificate of the Company attached hereto as Exhibit A or (C) the charter or by-laws of the Company or any such subsidiary; and the Company and the Subsidiary Guarantors have full power and authority to authorize, issue and sell the Offered Securities (including the Guaranty) as contemplated by this Agreement.

                  (xii) Except as disclosed in the Offering Document, to the best of our knowledge, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under any of the Operative Documents or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (xiii) Assuming the accuracy of the representations of the Company contained in Section 2(w) and of the Subsidiary Guarantors and the Initial Purchaser contained in this Agreement, and assuming compliance by the Initial Purchaser with its obligations under this Agreement, the issuance and sale of the Offered Securities and the Guaranty to you, and the offering, resale and delivery by you of the Offered Securities and Guaranty, in each case in the manner contemplated by this Agreement, will be exempt from the registration requirements of the Securities Act, and it is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (xiv) Neither the Company nor any Subsidiary Guarantor is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, none of them will be an "investment company" as defined in the Investment Company Act.

                  (xv) Additionally, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Subsidiary Guarantors, representatives of the independent public accountants for the Company and the Subsidiary Guarantors and representatives and counsel for the Initial Purchaser at which the contents of the Offering Circular were discussed, and although such counsel is not passing upon, and is not assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular and has not and will not make any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that will have led such counsel to believe that the Offering Circular (other than the historical and pro forma financial statements and notes thereto and other financial data included therein or omitted therefrom, as to which such counsel will express no opinion), as of the date of the Offering Circular, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading.

            (e) The Initial Purchaser shall have received from Cravath, Swaine & Moore, counsel for the Initial

Purchaser, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company and the Subsidiary Guarantors, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the Initial Purchaser and the resales by it as contemplated hereby and other related matters as the Initial Purchaser may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (f) The Initial Purchaser shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, in their capacity as such officers, on behalf of the Company and the Subsidiary Guarantors, shall state that the representations and warranties of the Company and the Subsidiary Guarantors in this Agreement are true and correct, that the Company and the Subsidiary Guarantors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

            (g) The Initial Purchaser shall have received letters, dated the Closing Date, of Ernst & Young LLP and Arthur Andersen LLP which meets the requirements of subsection (a) of this Section, except that the procedures specified in such subsection will be conducted to a date not more than five days prior to the Closing Date for the purposes of this subsection.

            (h) Concurrently with the issue and sale of the Offered Securities by the Company, the transactions contemplated by the Recapitalization Agreement, including the issuance of the Units and the Company's contemporaneous borrowing under a new credit facility, shall be consummated on terms that conform in all material respects to the description thereof in the Offering Document; and the Initial Purchaser shall have received true and correct copies of all documents pertaining thereof and evidence reasonably satisfactory to the Initial Purchaser of the consummation thereof.

            The Company will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and documents as the Initial Purchaser may reasonably request.

            7. Indemnification and Contribution. (a) The Company and the Subsidiary Guarantors will, jointly and severally, indemnify and hold harmless the Initial Purchaser against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Initial Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by the Initial Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary offering circular the indemnity agreement contained in this subsection (a) shall not inure to the benefit of the Initial Purchaser if the Initial Purchaser sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by the Initial Purchaser and any such loss, claim, damage or liability of the Initial Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to the Initial Purchaser.

            (b) The Initial Purchaser will indemnify and hold harmless the Company and each Subsidiary Guarantor against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Company or any such Subsidiary Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or any such Subsidiary Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Initial Purchaser consists of the following information in the Offering Document furnished on behalf of the Initial Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering of the Offered Securities by the Initial Purchaser and the legend concerning over-allotments on page 4 and the fourth paragraph, the seventh paragraph and the second sentence of the sixth paragraph under the caption "Plan of Distribution".

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or actions referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, liabilities or actions referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (e) The obligations of the Company and the Subsidiary Guarantors under this Section shall be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Initial Purchaser under this Section shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company and the Subsidiary Guarantors within the meaning of the Securities Act or the Exchange Act.

            8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Subsidiary Guarantors or their officers and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the Company, the Subsidiary Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Initial Purchaser is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Subsidiary Guarantors and the Initial Purchaser pursuant to Section 7 shall remain in effect. With respect to fees and expenses, the Amended and Restated Engagement Letter dated May 1, 1997, between the Company and the Initial Purchaser shall not be superseded by this Agreement.

            9. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchaser will be mailed, delivered or telegraphed and confirmed to the Initial Purchaser at Eleven Madison Avenue, New York, NY 10010,
Attention: Investment Banking Department-Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 60 Round Hill Road, P.O. Box 430, Fairfield, CT 06430-0430, Attention:
President.

            10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

            11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

            The Company and the Initial Purchaser hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            If the foregoing is in accordance with the Initial Purchaser's understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Subsidiary Guarantors and the Initial Purchaser in accordance with its terms.



                                    Very truly yours,


                                    ROLLER BEARING COMPANY OF
                                    AMERICA, INC.


                                    By............................
                                      Name:
                                      Title:


                                    INDUSTRIAL TECTONICS BEARINGS
                                    CORPORATION


                                    By............................
                                      Name:
                                      Title:


                                    RBC LINEAR PRECISION PRODUCTS,
                                    INC.


                                    By.............................
                                      Name:
                                      Title:

                                    RBC NICE BEARINGS, INC.


                                    By.............................
                                      Name:
                                      Title:

            The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


                                    CREDIT SUISSE FIRST BOSTON
                                    CORPORATION


                                    By............................
                                      Name:
                                      Title: